Exhibit 99.1

FOURTH AMENDMENT TO
CREDIT AGREEMENT

April 25, 2007

LKQ Corporation
120 North LaSalle Street
Suite 3300
Chicago, Illinois  60602

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of February 17, 2004 among LKQ Corporation, a Delaware corporation (“Borrower”), the financial institutions from time to time a party thereto (“Lenders”), Bank of America, N.A., as Administrative Agent for the Lenders (“Administrative Agent”), LaSalle Bank National Association, as Syndication Agent for the Lenders, JP Morgan Chase Bank National Association, as Documentation Agent for the Lenders, National City Bank, successor by merger to National City Bank of the Midwest, as Co-Agent for the Lenders and Banc of America Securities LLC, as Arranger for the Lenders, as amended to date (the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

Borrower has requested that Lenders agree to amend the Credit Agreement and Lenders have agreed to such amendment, on the terms, and subject to the conditions, contained herein.

Therefore, Borrower and Lenders hereby agree as follows:

1.     Amendments.  The Credit Agreement is hereby amended as follows:

(a)           Section 1 of the Credit Agreement is hereby amended by amending and restating the definition of “Aggregate Commitment” as follows:

“Aggregate Commitment” means the combined Commitments of the Lenders, in the aggregate principal amount of Two Hundred and Five Million Dollars ($205,000,000), as such amount may be increased pursuant to Section 2.17 or reduced from time to time pursuant to Section 2.5.

(b)           The definition of “Permitted Acquisition” in Section 1 of the Credit Agreement is hereby amended by (i) deleting from clause (ii) thereof the phrase “7.12,”, (ii) deleting from clause (viii) thereof the word “and” at the end, (iii) inserting the phrase “; and” immediately before the period in clause (ix) thereof and (iv) inserting the following as a new clause (x) before the period:

(x)            if aggregate Total Consideration for the Acquisition, plus the value of Securities of the Company paid or to be paid with respect to the Acquisition, exceeds $250,000,000, all Lenders shall have consented in writing to such Acquisition

(c)           Section 1 of the Credit Agreement is hereby amended by amending and restating the definition of “Revolving Loan Maximum Amount” as follows:

“Revolving Loan Maximum Amount” means Two Hundred and Five Million Dollars ($205,000,000), which is the Aggregate Commitment, as such amount may be increased pursuant to Section 2.17 or reduced from time to time pursuant to Section 2.5.

(d)           Section 1 of the Credit Agreement is hereby amended by amending and restating the definition of “Swing Line Sublimit” as follows:

“Swing Line Sublimit” means an amount equal to the lesser of (a) $20,000,000 and (b) the Aggregate Commitment.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitment.

(e)           The last sentence of Section 2.3(f) of the Credit Agreement is hereby amended and restated as follows:

The aggregate undrawn face amount of all Letters of Credit outstanding at any time shall not exceed Twenty Million Dollars ($20,000,000) (the “Letter of Credit Sublimit”).

(f)            Clause (iii) of the first sentence of Section 2.8 of the Credit Agreement is hereby amended and restated as follows:

(iii) April 25, 2012

(g)           Section 2.10(a) of the Credit Agreement is hereby amended and restated as follows:

(a)           Fee Letter.

The Company shall pay to the Administrative Agent for its own account certain fees in the amounts and at the times set forth in a certain letter agreement between the Company and the Administrative Agent dated April 9, 2007 (the “Fee Letter”).

(h)           The first sentence of Section 2.17 of the Credit Agreement is hereby amended and restated as follows:

From and after April 25, 2007, the Company shall have the right to notify the Administrative Agent and the Lenders in writing that it wishes to increase (an

“Increase”) the Aggregate Commitment by an aggregate amount of up to One Hundred Million Dollars ($100,000,000), in increments of not less than Five Million Dollars ($5,000,000).

(i)            Section 6.2(b) of the Credit Agreement is hereby amended by deleting the reference to “7.12,” set forth therein.

(j)            Section 7.2(b)(iii) of the Credit Agreement is hereby amended by deleting the reference to “7.12,” set forth therein.

(k)           Section 7.11(f) of the Credit Agreement is hereby amended by deleting the reference to “$5,000,000” set forth therein and replacing such reference with a reference to “$10,000,000”.

(l)            Section 7.12 of the Credit Agreement is hereby amended and restated as follows:

7.12         [Intentionally Omitted.]

(m)  The paragraph preceded by (2) and labeled “Section 7.12 Consolidated Net Worth” set forth on Exhibit A to the Credit Agreement is hereby amended and restated as follows:

(2)           [Intentionally Omitted.]

(n)           Schedule 2.1 to the Credit Agreement is hereby amended and restated as set forth on Exhibit A attached hereto.

2.     Scope.  Except as amended hereby, the Credit Agreement remains unchanged and in full force and effect.

3.     Effectiveness.  This Fourth Amendment to Credit Agreement shall be effective on April 25, 2007 upon the satisfaction of the following conditions on or before April 25, 2007:

(a)           delivery to Administrative Agent of this Fourth Amendment to Credit Agreement, executed by Lenders and agreed to by Borrower, together with duly executed Third Amended and Restated Revolving Notes (the “Notes”) and reaffirmations by each guarantor of the Obligations, all in form and substance satisfactory to Administrative Agent;

(b)           delivery to Administrative Agent of a fully executed Secretary’s Certificate of Borrower, certifying to the resolutions of Borrower’s board of directors approving execution, delivery and performance of the Fourth Amendment to Credit Agreement and the Notes, in form and substance reasonably satisfactory to Administrative Agent, together with a copy of Borrower’s Certificate of Incorporation and good standing certificate, each recently certified by the Secretary of State of Delaware;

(c)           payment to Administrative Agent of an amendment fee in an aggregate amount derived by multiplying 0.15% by $70,000,000 ($105,000), which fee shall be nonrefundable and shared pro rata by Lenders based on the increase in the Aggregate Commitment;

(d)           no Event of Default or Default shall be in existence; and

(e)           since December 31, 2006, there shall not have occurred an event that has had a Material Adverse Effect.

4.             Canadian Credit Facility.  Lenders and Borrower agree that, following the effectiveness of the Fourth Amendment to Credit Agreement, each agrees to pursue an amendment and restatement of the Credit Agreement on terms satisfactory to each party thereto to provide for, among other things, (a) one or more Canadian Subsidiaries of Borrower to become additional borrowers thereunder and (b) Lenders to make $100,000,000 of the Loans available in Canadian Dollars funded by the Lenders’ Canadian subsidiaries or affiliates.  It is agreed by the Lenders that no additional upfront fee would be due to the Lenders for this subsequent amendment and restatement of the Credit Agreement.

5.        Counterparts.  This Fourth Amendment to Credit Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

Very truly yours,

BANK OF AMERICA, N.A.,
as Administrative Agent

By :	/s/ Michael Brashler
Its:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Craig W. McGuire
Its:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Syndication Agent and as a Lender

By:	/s/ Leemor Pogofsky
Its:	Assistant Vice President

JP MORGAN CHASE BANK,
NATIONAL ASSOCIATION,
as Documentation Agent and as a Lender

By:	/s/ David J. Rudoloph
Its:	Vice President

NATIONAL CITY BANK, SUCCESSOR BY
MERGER TO NATIONAL CITY BANK OF
THE MIDWEST, as Co-Agent and as a Lender

By:	/s/ Todd M. Kostelnik
Its:	Vice President

Acknowledged and Agreed to this 25th day of April, 2007

LKQ CORPORATION

By:	/s/ Mark T. Spears
Its:	CFO and Executive Vice President

EXHIBIT A

SCHEDULE 2.1

Commitments

Lender	Commitment
Bank of America, N.A.	$65,000,000.00
LaSalle Bank National Association	$45,000,000.00
JP Morgan Chase Bank, NA	$55,000,000.00
National City Bank	$40,000,000.00
Total	$205,000,000.00

Exhibit A